                         AMENDMENT NUMBER TWO TO BSAFE/TIPEM
                             OEM MASTER LICENSE AGREEMENT


              THIS AMENDMENT NUMBER TWO TO BSAFE/TIPEM OEM MASTER LICENSE AGREEMENT (the "Amendment") modifies that certain BSAFE/TIPEM OEM Master License Agreement dated as of December 30, 1994 by and between RSA Data Security, Inc. ("RSA") and Virtual Open Network Environment Corp. ("OEM"), as amended by that certain First Amendment thereto (the "First Amendment") (collectively, the "Agreement").

              1. DEFINITIONS. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Agreement.

              2. EXERCISE OF OPTION. Pursuant to the First Amendment, OEM granted RSA an option to convert its right to [certain] future License Fees to Common Stock of OEM, as more particularly set forth in the First Amendment. RSA hereby exercises such option to convert, and the parties hereby agree, in connection therewith, to enter into the Conversion Agreement attached to this Amendment as Attachment 1 (the "Conversion Agreement") contemporaneously with the execution of this Amendment.

              3. AMENDMENTS TO THE AGREEMENT. RSA and OEM agree that, effective upon the date of the later signature below, the Agreement is amended as follows:

                      3.1 Section 7.2. Section 7.2 of the Agreement is amended to read in its entirety as follows:

                               3.2 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (OR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM THE OTHER PARTY) FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL EITHER PARTY'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNT OF $250,000, REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE. NONE OF THE ABOVE LIMITATIONS OF LIABILITY SHALL APPLY TO EITHER PARTY'S INDEMNITY OBLIGATIONS HEREUNDER OR TO ANY BREACHES OF SECTIONS 2 AND 6.4 AS SUCH BREACHES RELATE TO RSA'S SOURCE CODE, OR TO ANY OTHER BREACHES OF SECTIONS 2, 6.1, 6.3, 6.4 AND 6.5 ARISING OUT OF A PARTY'S INTENTIONAL CONDUCT OR FAILURE TO EXERCISE REASONABLE CARE.

              3.3 Section 7.3.1. Section 7.3.1 of the Agreement is amended by inserting the following after the word "OEM" in the fourth line:
     "...(including any claim, suit or proceeding instituted by Cylink

     Corporation, Caro-Kann Corporation, or an entity related to either of them)...."

              3.4 Section 7.3.2. Section 7.3.2 is amended by replacing the words "the License Fees paid by OEM hereunder" with the words "...an amount equal to the value of the Common Stock issued by OEM to RSA pursuant to the Conversion Agreement, assuming a per-share value of
     $3.00,...."

              3.5 Exhibit "A." Exhibit "A" (License/Product Schedule) to the Agreement (attached to the First Amendment) is replaced in its entirety with the "Exhibit "A" (License/Product Schedule No. 0596-VON-O-LPS-3) attached to this Amendment.

              4. EFFECT OF AMENDMENT. This Amendment constitutes an amendment to the Sections and Exhibits of the Agreement referenced in this Amendment and, in the event of any inconsistency between the terms of this Amendment and the Agreement with respect to such Sections and Exhibits, the terms of this Amendment shall be controlling. Except as specifically and to the extent modified by this Amendment all of the terms and provisions of the Agreement shall continue to remain in full force and effect.

              IN WITNESS WHEREOF, the parties have caused this Amendment and the attached Exhibit "A" to be executed by their duly authorized representatives.


     OEM:

     VIRTUAL OPEN NETWORK ENVIRONMENT           RSA DATA SECURITY, INC.
     CORP.

     By:/s/ Bob Rybicki                         By:   /s/ D. James Bidzos
     --------------------------------           ----------------------------

     Printed Name:  Bob Rybicki                 Printed Name: D. James Bidzos

     Title:  Vice President                     Title:  President

     Date:  5/24/96                             Date:  5/24/96












                                        - 2 -                            54177.3

     License/Product Schedule Number:  0596-VON-O-LPS-3

     Date of this License/Product Schedule:  May  , 1996


                                     EXHIBIT "A"

                               LICENSE/PRODUCT SCHEDULE

     OEM:
     Virtual Open Network Environment Corp.
     ---------------------------------------

     OEM Master License Agreement Number:
     1294-VON-Q-MLA-1
     ---------------------------------------

     Date of OEM Master License Agreement:
     December 30, 1994
     ---------------------------------------

     This License/Product Schedule Amends Schedules
     Dated:
     December 30, 1994 and the Schedule attached to the First Amendment and replaces them in their entirety as of the date of this License/Product Schedule.
     -----------------------------------------------------------------------

     Term of Agreement for this Bundled Product:
     Perpetual
     -------------------------------------------

     Bundled Product:
     A. The following current products and all future versions of such OEM products (provided such future versions meet the definition of "Bundled Product" and do not function as a cryptographic toolkit or provide an exposed API to the functionality provided by the Licensed Software):
     --------------------------------------------------------------------------
              1. OEM's hardware token currently known as "SmartCAT" and scaled-down versions of "SmartCAT."
     --------------------------------------------------------------------------
              2. OEM's hardware token plus firewall product currently known as "SmartWall" and scaled-down versions of "SmartWall."
     --------------------------------------------------------------------------
              3. OEM's Software token currently known as "Virtual SmartCat" and scaled-down versions of Virtual SmartCat.
     --------------------------------------------------------------------------
              4. OEM's secure electronic payment product currently known as "SmartCAT Cyber Wallet," provided that such product provides no functionality other than processing payment information working in conjunction with an OEM financial transaction server where OEM is receiving a transaction processing fee.

                                        - 3 -                            54177.3

              5. OEM's client/server security software product currently known as "SmartGate" and scaled-down version of "SmartGate."
     --------------------------------------------------------------------------

              B. The parties acknowledge that, in addition to the future versions of the OEM products set forth above, additional products of OEM meeting the definition of "Bundled Product" set forth in Section 1.1 of the Agreement may be added to this License/Product Schedule upon mutual agreement of the parties evidenced by a written amendment hereto. If OEM wishes to add such additional products in the manner described above, it will provide written notice to RSA with sufficient detail for RSA to determine the structure and function of the proposed additional Bundled Product. RSA agrees that it will approve any additional firewall product similar to OEM's "SmartWall" product and any client/server product with substantial value added to the Licensed Software in which there are no exposed API's to the functionality provided by the Licensed Software. The parties acknowledge that RSA will not approve any product that functions as a cryptographic toolkit or which provides an exposed API to the functionality provided by the Licensed Software.
     --------------------------------------------------------------------------

     RSA Software:
     BSAFE, TIPEM
     --------------------------------------------------------------------------

     RSA Software Distribution Method:

     OEM acknowledges receipt of the items specified in Section 5 of the Agreement.

     SOURCE CODE LICENSE

     BSAFE
     YES  [x]    NO [ ]

     TIPEM
     YES  [x]    NO [ ]
















                                        - 4 -                            54177.3

     OBJECT CODE LICENSES
     --------------------

     LICENSED SOFTWARE AND FUNCTIONALITY FOR THIS BUNDLED PRODUCT:

     <CAPTION
                                               RIGHT TO INCLUDE       LICENSED SOFTWARE      DESCRIBE LICENSED
                                               OBJECT CODE FOR        FUNCTIONALITY          FUNCTIONALITY
                                               BUNDLED PRODUCT        RESTRICTION            RESTRICTION


       BSAFE                                   YES         NO         YES         NO

       RSA Public Key Cryposystem              [X]         [ ]        [ ]         [X]

         Diffie-Hellman Key Negotiation        [X]         [ ]        [ ]         [X]

         Data Encryption Standard (DES)        [X]         [ ]        [ ]         [X]

         Extended Data Encryption              [X]         [ ]        [ ]         [X]
           Standard (DESX)

         RC2 Variable-Key Size                 [X]         [ ]        [ ]         [X]
           Symmetric Block Cipher

         RC4 Variable-Key Size                 [X]         [ ]        [ ]         [X]
           Symmetric Stream Cipher

         MD Hashing Algorithm                  [X]         [ ]        [ ]         [X]

         MD2 Hashing Algorithm                 [X]         [ ]        [ ]         [X]

         MD5 Hashing Algorithm                 [X]         [ ]        [ ]         [X]



       TIPEM (all set forth below)             [X]         [ ]        [ ]         [X]

         RSA Public Key Cryptosystem

         Data Encryption Standard (DES)

         RC2 Variable Key Size
           Symmetric Block Cipher
         MD2 Hashing Algorithm

         MD5 Hashing Algorithm



                                        - 5 -                            54177.3

     LICENSE AND MAINTENANCE FEES

     Prepayment of License Fees:
     --------------------------
     The provisions of Section 3.1.3 of the Agreement shall not apply to this License/Product Schedule.

     Source Code and Object Code License Fees:
     ----------------------------------------

             1.  AMOUNT OF LICENSE FEES.  The provisions of Sections 3.1.1 and
     3.1.2 of the Agreement shall not apply to this License/Product Schedule. As consideration for the RSA Source Code and RSA Object Code licenses granted in this License/Product Schedule, OEM shall issue to RSA shares of OEM's Common Stock as more fully described in the Conversion Agreement attached to this Amendment as Attachment 1 and executed by the parties contemporaneously with the execution of this License/Product Schedule.

             2. PAYMENT AND REPORTING. Sections 3.3, 3.5 and 3.6 of the Agreement shall not apply to this License/Product Schedule.

             3. ADDITIONAL CONSIDERATION. As additional consideration for the RSA Source Code and RSA Object Code licenses granted in this
     License/Product Schedule, OEM will:

             a. At no cost to RSA, grant RSA a non-exclusive, perpetual, irrevocable, royalty-free license to use one complete SmartWall system for RSA's internal business purposes. Such license shall include all bug fixes, updates, enhancements, support, and new releases provided to OEM's other licensees, at no additional cost to RSA. RSA acknowledges receipt of the SmartWall system.

             b. Each copy of SmartCAT Cyber Wallet distributed by or under authority of OEM will identify RSA as the provider of the encryption technology within the product by displaying, with each occurrence of the product name "Cyber Wallet," the words "with RSA encryption" or the appropriate RSA licensee seal from Exhibit B to the Agreement.

     Present Annual Maintenance Fees for this License/Product Schedule:
     ------------------------------------------------------------------
     $5,000.00.  If OEM elects to purchase annual maintenance pursuant to
     Section 4.2 of the Agreement, the initial maintenance term under this License/Product Schedule shall commence on the date hereof, and the annual maintenance fee for the initial maintenance term shall be payable upon execution of this License/Product Schedule. The annual maintenance fee under this License/Product Schedule may not be increased by more than ten percent (10%) per maintenance year elapsed.






                                        - 6 -                            54177.3

     SPECIAL TERMS AND CONDITIONS
     ----------------------------

     1.      Limited Rights to Sublicense.
             -----------------------------
     Notwithstanding the provisions of Section 2.3.1 of the Agreement, RSA further hereby grants to OEM a non-exclusive, non-transferable, non-assignable license during the term of this License/Product Schedule to sublicense its rights granted in Section 2.2, as limited by Section 2.3, of the Agreement with respect to the RSA Object Code as part of the Bundled Products to OEM's licensees in the Territory (each, an "OEM Sublicensee") for use only (i) in their own products in which substantial functionality or value is added to the Bundled Products so that such products are not a substitute for the RSA Software, or (ii) in their own privately-labelled products consisting of the Bundled Products with no modifications other than minor packaging changes (collectively, "Sublicensee Products"). All sublicenses permitted under this paragraph shall be subject to all of the following conditions: (i) all such sublicenses will be granted in a signed writing containing at a minimum all of the restrictions set forth in Exhibit "A-1" attached hereto, and RSA shall be an express third party beneficiary of such sublicense agreements; (ii) OEM shall use its best efforts to enforce the provisions of such sublicenses as they relate to RSA and the RSA Software; (iii) the Sublicensee Products shall incorporate the Licensed Functionality of the RSA Object Code in such a way so as to ensure that the security functions of the RSA Object Code may only be accessed by the functionality of the Sublicensee Product in which it is included so that the RSA Object Code shall not be directly accessible to End User Customers or to software products other than the Sublicensee Products; (iv) the OEM Sublicensees to whom such rights are sublicensed shall have no further right to sublicense such rights; (v) on or before the date that OEM grants any sublicense hereunder, OEM shall submit to RSA an Exhibit "A" Extension in the form attached as Exhibit "A-2" for the applicable OEM Sublicensee; and (vi) any rights of any OEM Sublicensee sublicensed by OEM shall survive only so long as both the Agreement and the sublicense between OEM and such OEM Sublicensee remain in effect. In connection with the foregoing, RSA further hereby grants to OEM a non-exclusive, non-transferable, non-assignable license during the term of this License/Product Schedule to use the RSA Source Code to provide support of Bundled Products to OEM Sublicensees.

     2.      New Versions.
             -------------

             a. RSA agrees that the upgrade fees payable by OEM for any New Version pursuant to Section 4.3.3 with respect to Bundled Products covered by this License/Product Schedule shall be no less favorable than the upgrade fees for the same New Version paid by RSA's other similarly-situated OEMs.

             b. RSA agrees that the upgrade fees payable by OEM for New Versions pursuant to Section 4.3.3 with respect to Bundled Products

                                        - 7 -                            54177.3
     covered by this License/Product Schedule shall not include any periodic License Fees in the nature of royalties.

     3. Section 8.1. The second and third sentences of Section 8.1 shall not apply to this License/Product Schedule.

     APPROVED:

     OEM:

     VIRTUAL OPEN NETWORK ENVIRONMENT CORP.

     By: /s/ Bob Rybicki
     -------------------------------------
     Printed Name: Bob Rybicki

     Title:  V.P.


     RSA DATA SECURITY, INC.


     By: /s/ D. James Bidzos
     -------------------------------------
     Printed Name:  D. James Bidzos

     Title:  President


























                                        - 8 -                            54177.3

                                    EXHIBIT "A-1"

                              MANDATORY SUBLICENSE TERMS

             All sublicense agreements for the license of the RSA Object Code in Bundled Products by OEM to OEM Sublicensees will include all of the following restrictions:

             I. The OEM Sublicensee will receive no greater rights with respect to the Bundled Products than those permitted in Sections 2.2 of the Agreement as limited by Section 2.3 of the Agreement.

             II. The OEM Sublicensee will agree not to remove or destroy any proprietary, trademark or copyright markings or confidentiality legends placed upon or contained within the Bundled Products or any related materials or documentation.

             III. If applicable, the OEM Sublicensee will agree that any sublicense of the Bundled Products to the United States Government or any agency thereof will state that such software is subject to limited rights in technical data and restricted rights applicable to commercial computer software developed entirely at private expense and that any associated documentation will include a restricted rights legend conforming to the Federal Acquisition Regulations (FARs) or the Department of Defense Federal Acquisition Regulations Supplement (DFARS), as applicable, then in effect that apply to software developed entirely at private expense.

             IV. The OEM Sublicensee will agree not to export or reexport any Bundled Products or any part thereof or information pertaining thereto any country for which a U.S. government agency requires an export license or other governmental approval without first obtaining such license or approval.

             V. The OEM Sublicensee will agree that, except for the limited licenses granted under the license agreement, OEM and its licensors will retain full and exclusive right, title and ownership interest in and to the Bundled Products and in any and all related patents, trademarks, copyrights or proprietary or trade secret rights.

             VI. OEM will have the right to terminate the license for the OEM Sublicensee's breach of a material term. The OEM Sublicensee will agree that, upon termination of the license, the OEM Sublicensee will return to OEM all copies of the object code and documentation for the Bundled Products or certify to OEM that the OEM Sublicensee has destroyed all such copies, except that the OEM Sublicensee may retain one (1) copy of the object code for the Bundled Products solely for the purpose of supporting the OEM Sublicensee's existing licensees.

             VII. The OEM Sublicensee will agree not to reverse compile, disassemble or modify the Bundled Product.


                                        - 9 -                            54177.3

             VIII. The OEM Sublicensee will agree not to distribute the Bundled Product or any part thereof except pursuant to a license agreement meeting the requirements in Section 6.3 of the Agreement.

             IX. The sublicense agreement will state that in no event will OEM or its licensors be liable for indirect, incidental, special, consequential or exemplary damages arising out of or related to the Bundled Product, including but not limited to lost profits, business interruption or loss of business information, even if such party has been advised of the possibility of such damages.











































                                        - 10 -                           54177.3

     Exhibit A Extension Number:________________________________

     Date of this Exhibit A Extension:__________________________

     EXHIBIT "A-2"

                                                EXHIBIT A (LICENSE/PRODUCT SCHEDULE) EXTENSION


       OEM:                                         APPROVED:
       Virtual Open Network Environment Corp.
       --------------------------------------       OEM:


       OEM Master License Agreement Number:         VIRTUAL OPEN NETWORK ENVIRONMENT CORP.
       1294-VON-O-MLA-1
       --------------------------------------
                                                    By:______________________________________

       Date of OEM Master License Agreement:        Printed Name: ___________________________
       December 30, 1994
       -------------------------------------        Title:___________________________________


       This Extension Extends License/Product
       Schedule Number:
       0596-VON-O-LPS-3
       --------------------------------------
                                                    RSA DATA DESCURITY, INC.

       Name and Jurisdiction of Incorporation
       of OEM Sublicensee:
                                                    By:________________________________________
       --------------------------------------

                                                    Printed Name:______________________________

       Sublicensee Product which Incorporates
       Bundled Product:                             Title:_____________________________________

       --------------------------------------








                                        - 11 -                           54177.3

                                CONVERSION AGREEMENT

             This Conversion Agreement ("Agreement") is made and entered into between Virtual Open Network Environment Corporation, a Delaware corporation with its principal offices at 1803 Research Boulevard, Rockville, Maryland 20850 ("V-ONE"), RSA Data Security, Inc., a Delaware corporation, with its principal offices at 100 Marine Parkway, Redwood City, California 94065 ("RSA"), and Massachusetts Institute of Technology, a corporation organized under the laws of the Commonwealth of Massachusetts, as a third party beneficiary, with its principal offices at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 ("MIT").

                                       Recitals
                                       --------

             WHEREAS, V-ONE has granted to RSA the option to convert the right to receive future license fees under the BSAFE/TIPEM OEM Master License Agreement (No. 1294-VON-O-MLA-1), originally dated as of December 30, 1994 and subsequently amended ("License Agreement"), between them into an equity interest in V-ONE, and

             WHEREAS, RSA has granted to MIT the right to receive 7.2% of the royalties received by RSA under the License Agreement, and

             WHEREAS, V-ONE proposes to issue to RSA 243,690 shares of its common stock, which number of shares is equal to 1.856% of V-ONE's currently issued and outstanding voting securities on an as-converted basis, and to issue to MIT 18,907 shares of its common stock, which number of shares is equal to 0.144% of V-ONE's currently issued and outstanding voting securities on an as-converted basis, and to deliver promptly a certificate representing such shares, and

             WHEREAS, V-ONE proposes to issue to RSA additional shares of its common stock equal to 1.856% of all additional issuances of voting securities, on an as-converted basis, that take place on or before the effective date of the registration statement for V-ONE's initial public offering, and to issue to MIT additional shares of its common stock equal to 0.144% of all additional issuances of voting securities, on an as-converted basis, that take place on or before the effective date of the registration statement for V-ONE's initial public offering, each issuance to be reduced by the number of any such shares that are repurchased by V-ONE prior to such effective date, and to deliver promptly a certificate or certificates representing such shares, and

             WHEREAS, RSA desires to exercise its option to convert its right to receive future license fees under the License Agreement into an equity interest in V-ONE, and

             WHEREAS, RSA desires to receive shares of V-ONE common stock in satisfaction of V-ONE's obligation to pay future license fees to RSA, and to have V-ONE issue shares of V-ONE common stock to MIT in satisfaction of


                                        - 12 -                           54177.3

     RSA's obligation to pay MIT 7.2% of the royalties received by RSA from V-ONE, and

             WHEREAS, MIT desires to receive shares of V-ONE common stock in satisfaction of RSA's obligation to pay MIT an amount of 7.2% of the royalties received by RSA from V-ONE;

             NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and intending to be legally bound hereby, V-ONE, RSA and MIT agree as follows:

             1. RSA exercises the option granted to RSA to convert the right to receive future license fees under the BSAFE/TIPEM OEM Master License Agreement (No. 1294-VON-O-MLA-1), originally dated as of December 30, 1994 and subsequently amended, between them into an equity interest in V-ONE as of the date set forth below.

             2. V-ONE agrees to issue to RSA 243,690 shares of its common stock, which number of shares is equal to 1.856% of V-ONE's currently issued and outstanding voting securities on an as-converted basis, and to issue to MIT 18,907 shares of its common stock, which number of shares is equal to 0.144% of V-ONE's currently issued and outstanding voting securities on an as-converted basis, and to deliver promptly a certificate representing such shares.

             3. V-ONE agrees to issue to RSA additional shares of its common stock equal to 1.856% of all additional issuances of voting securities, on an as-converted basis, that take place on or before the effective date of the registration statement for V-ONE's initial public offering, and to issue to RSA additional shares of its common stock equal to 0.144% of all additional issuances of voting securities, on an as-converted basis, that take place on or before the effective date of the registration statement for V-ONE's initial public offering, each issuance to be reduced by the number of any such shares that are repurchased by V-ONE prior to such effective date, and to deliver promptly a certificate or certificates representing such shares.

             4. RSA is a key licensor to V-ONE. MIT is a third party beneficiary of the License Agreement and this Agreement. RSA and MIT are aware of V-ONE's business affairs and financial condition, are accredited investors for purposes of the Securities Act of 1933, as amended ("Securities Act"), and have acquired sufficient information about V-ONE to reach an informed and knowledgeable decision to exercise the conversion option and acquire the common stock as herein provided. In making their decision, RSA and MIT are not relying on representations of any officer, director, stockholder or agent of the Company. RSA is exercising the conversion option and acquiring the common stock for its own account for investment purposes only and not with a view to, or for the resale in connection with any "distribution" thereof for purposes of the Securities Act. MIT is entering into this Agreement as a third party beneficiary of the License Agreement and this Agreement and is acquiring the common stock for its own account for investment purposes only and not with a view to,

                                        - 13 -                           54177.3
     or for the resale in connection with any "distribution" thereof for purposes of the Securities Act.

             5. RSA and MIT understand and acknowledge that the common stock to be issued upon exercise of the conversion option will be issued pursuant to an exemption from the registration provisions of the Securities Act, that they may be required to hold such shares indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available, that such common stock will be "restricted stock" as that term is defined in Rule 144 under the Securities Act and will be subject to that Rule, and that the certificates for such shares will be so legended. RSA and MIT understand and acknowledge that V-ONE is under no obligation to register the common stock for sale under the Securities Act.

             IN WITNESS WHEREOF, V-ONE, RSA, and MIT, as a third party beneficiary, have entered this Conversion Agreement as of the Effective Date set forth below.


     Virtual Open Network              RSA Data Security, Inc.
      Environment Corporation


     By: /s/ Bob Raybicki              By: /s/ D. James Bidzos
         --------------------              -------------------


     Name: Bob Raybicki                Name: D. James Bidzos


     Title: Vice President             Title: President

                                       Massachusetts Institute of
                                       Technology


                                       By: /s/ John H. Turner, Jr.
                                           -----------------------


                                       Name: John H. Turner, Jr.


                                       Title: Assistant Director
                                              Technology Licensing Office



     Effective Date: 05/23/96



                                        - 14 -                           54177.3